Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Global Social Awareness Fund

(the “Fund”)

Supplement dated May 7, 2018, to the Fund’s

Summary Prospectus dated October 1, 2017, as amended

Effective May 7, 2018:

In the section entitled “Fund Summary: Global Social Awareness Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Timothy Campion Senior Vice President and Lead Portfolio Manager	2014
Jane Bayar Algieri Vice President and Co-Portfolio Manager	2015

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.